Filed pursuant to Rule 497(a)(1)

File No. 333-179237

Rule 482 ad

Medley Capital Corporation Announces Offering of $40.0 Million of Senior Notes due 2023

NEW YORK, NY (March 13, 2013) – Medley Capital Corporation (the “Company”) (NYSE: MCC) announced the commencement of an offering of $40.0 million in aggregate principal amount of senior notes. The notes are expected to mature on March 30, 2023, and may be redeemed in whole or in part at any time or from time to time at the Company’s option on or after March 30, 2016. Interest will be payable quarterly. The Company has also granted the underwriters a 30-day option to purchase up to an additional $6.0 million in aggregate principal amount of notes. The Company intends to use the net proceeds from the offering to repay a portion of the outstanding indebtedness under its revolving credit facility.

The notes are expected to be listed on the New York Stock Exchange and to trade thereon within 30 days of the original issue date under the trading symbol “MCV”. Jefferies LLC, Keefe, Bruyette & Woods, Inc. and Janney Montgomery Scott LLC are acting as joint book-running managers. BB&T Capital Markets, a division of BB&T Securities, LLC is acting as the lead manager. J.J.B. Hilliard, W.L. Lyons, LLC, Incapital LLC and Wunderlich Securities, Inc. are acting as senior co-managers. Ladenburg Thalmann & Co. Inc., Maxim Group LLC, Gilford Securities Incorporated, Dominick & Dominick LLC, National Securities Corporation and Oppenheimer & Co. Inc. are acting as co-managers.

Investors are advised to consider carefully the investment objective, risks and charges and expenses of the Company before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy, nor will there be any sale of, the notes referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

This offering is being made solely by means of a written prospectus forming part of the effective registration statement, which may be obtained from of any of the following investment banks: Jefferies LLC, Attention: Debt Capital Markets, 520 Madison Avenue, New York, NY 10022; or by calling Jefferies LLC at (201) 761-7610; or Keefe, Bruyette & Woods, Inc., Attention: Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019; or by calling Keefe, Bruyette & Woods, Inc. toll-free at (800) 966-1559; or Janney Montgomery Scott LLC, Attention: Debt Capital Markets, 1717 Arch Street, Philadelphia, 19103; or by calling Janney Montgomery Scott LLC at (215) 665-6170 or by emailing synorders@janney.com.

ABOUT MEDLEY CAPITAL CORPORATION

The Company is an externally-managed, non-diversified closed-end management investment company that has filed an election to be treated as a business development company under the Investment Company Act of 1940, as amended. The Company's investment objective is to generate current income and capital appreciation by lending directly to privately held middle market companies to help these companies fund acquisitions, growth or refinancing. The Company is a direct lender targeting private debt transactions ranging in size from $10 to $50 million to borrowers principally located in North America. The Company’s investment activities are managed by its investment adviser, MCC Advisors LLC, which is an investment adviser registered under the Investment Advisers Act of 1940, as amended.

FORWARD-LOOKING STATEMENTS

Statements included herein may contain “forward-looking statements”. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of assumptions, risks and uncertainties, which change over time. Actual results may differ materially from those anticipated in any forward-looking statements as a result of a number of factors, including those described from time to time in filings by the Company with the Securities and Exchange Commission. Except as required by law, the Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

SOURCE: Medley Capital Corporation

Contact:
Richard T. Allorto
212.759.0777